                                     1998


                               SEMIANNUAL REPORT



                                April 30, 1998
                                  (Unaudited)

                             Waterhouse Investors
                                   Dow Jones
                             Industrial Average(SM)
                                  Index Fund

                    [TD WATERHOUSE SECURITIES, INC. LOGO]

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                  WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.
                  BOARD OF DIRECTORS AND EXECUTIVE OFFICERS


DIRECTORS                                                                           EXECUTIVE OFFICERS

GEORGE F. STAUDTER                        CAROLYN B. LEWIS                          RICHARD W. INGRAM*
Director of Koger Equity, Inc.            President of                              President, Treasurer
Independent Financial Consultant          The CBL Group                             and Chief Financial Officer

RICHARD W. DALRYMPLE                      LAWRENCE J. TOAL                          CHRISTOPHER J. KELLEY*
President of Teamwork Mgmt., Inc.         Chairman/President/CEO of                 Vice President and Secretary
                                          Dime Bancorp, Inc

*Affiliated person of the Distributor

                                        WATERHOUSE ASSET MANAGEMENT, INC.
                                      BOARD OF DIRECTORS AND SENIOR OFFICERS
DIRECTORS

LAWRENCE M. WATERHOUSE, JR.               FRANK J. PETRILLI                        RICHARD H. NEIMAN
Chairman                                  President and Chief Executive Officer    Executive Vice President
Waterhouse Investor Services, Inc.        Waterhouse Investor Services, Inc.       General Counsel and Secretary
                                                                                   Waterhouse Investor Services, Inc.

SENIOR OFFICERS

DAVID A. HARTMAN                          M. BERNARD SIEGEL                        MICHELE R. TEICHNER
Senior Vice President                     Senior Vice President                    Senior Vice President
Chief Investment Officer                  Chief Financial Officer & Treasurer      Operations & Compliance


                                                 SERVICE PROVIDERS

INVESTMENT MANAGER                        TRANSFER AGENT                           INDEPENDENT AUDITORS
Waterhouse Asset Management, Inc.         National Investor Services Corp.         Ernst & Young LLP
100 Wall Street                           55 Water Street                          787 Seventh Avenue
New York, NY 10005                        New York, NY 10041                       New York, NY 10019

ADMINISTRATOR &                           CUSTODIAN                                LEGAL COUNSEL
SHAREHOLDER SERVICING                     The Bank of New York                     Shereff, Friedman, Hoffman &
Waterhouse Securities, Inc.               90 Washington Street                     Goodman, LLP
100 Wall Street                           New York, NY 10286                       919 Third Avenue
New York, NY 10005                                                                 New York, NY 10022
Customer Service Department               DISTRIBUTOR
(800) 934-4410                            Funds Distributor, Inc.
                                          60 State Street
                                          Boston, MA 02109

        WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

Dear Shareholder:


         We are pleased to provide you with the first semiannual report for the Waterhouse Investors Dow Jones Industrial Average Index Fund (the "Fund") for the period March 30, 1998 (commencement of operations) to April 30, 1998. During this initial period, the Dow Jones Industrial Average(SM) ("DJIA"(SM)) increased from 8,782 to 9,063. On a total return basis, which includes reinvested dividends, the period return for the DJIA was 3.25%. Your Fund had a total return for the same period of 3.25%, after expenses*. Since our objective is to match the performance of the DJIA before Fund expenses, these results were excellent. We intend to work diligently to provide to our shareholders not only the first but the best mutual fund structured to closely emulate the performance of the DJIA.

         The price performance of each of the DJIA stocks during the Fund's initial period of operation is shown in the chart below. There were no changes to the components in the index during this period, such as stock splits or substitutions.

      19.3%  Hewlett-Packard                0.7%  Minnesota Mining & Mfg.
      17.7%  Disney (Walt)                  0.3%  Wal-Mart Stores
      13.6%  Aluminum Co. of America       -0.2%  General Electric
      12.8%  Eastman Kodak                 -0.5%  Chevron
      12.3%  IBM                           -0.5%  Johnson & Johnson
      12.1%  American Express              -0.9%  Boeing Co.
       8.3%  United Technologies           -0.9%  J.P. Morgan
       7.3%  Exxon Corp.                   -1.3%  General Motors
       7.1%  International Paper           -2.5%  Union Carbide
       5.9%  Sears                         -3.0%  Coca-Cola
       5.9%  DuPont (E.I.)                 -3.7%  Procter & Gamble
       5.6%  AlliedSignal                  -4.9%  Merck & Co.
       4.3%  McDonalds                     -5.3%  Goodyear Tire
       3.5%  Caterpillar                  -10.3%  AT&T Corp.
       1.1%  Travelers Group              -13.5%  Philip Morris Cos.

         The stock market continues to perform well as close to ideal economic conditions prevail. The economy has maintained a consistent 3% to 5% growth rate while inflation has remained muted. Concerns about economic events in Asia have caused stock market volatility but their lasting impact on corporate profits remains unclear. With the DJIA recently reaching record levels, we expect a moderate degree of market volatility from time to time.

         Looking forward to the next six months, the market's direction will likely be affected by corporate profits, inflationary trends, money investment flows, outcome of the events in Asia and global monetary concerns, including any indications of a change in interest rate policy by the Federal Reserve. Although these are difficult times to project what may happen in the near-term, the quality and underlying financial strength of the companies comprising the DJIA should provide a solid investment foundation for long-term growth of our shareholders' investments.

         We welcome additional investments into the Fund, and provide a number of attractive ways to invest or add to current positions. The minimum initial investment is $1,000 and $100 for subsequent purchases. For Waterhouse IRA accounts, there is no minimum or subsequent investment requirements. A periodic investment plan is also available which requires a minimum investment of $100 monthly or $300 quarterly. Keep in mind, however, that periodic investing neither guarantees a profit nor protects against a loss in a declining market. As with all
                                                                             3

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       WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

investments, past performance is no guarantee of future results. You may contact Waterhouse Securities' mutual funds service department at 800-934-4443 or your local branch office for more information.

Sincerely,

/s/ Lawrence M. Waterhouse, Jr.
-------------------------------
Lawrence M. Waterhouse, Jr.
Chairman
Waterhouse Investors Services, Inc.

        *An investment in the Fund is neither FDIC-insured nor guaranteed by the U.S. Government and is not a deposit or obligation guaranteed by any bank.

         This return is based on a constant investment throughout the period, includes reinvestment of dividends and reflects a net return to the shareholder after all expenses, inclusive of fee waivers. Without this waiver, the Fund's total return would have been lower.

                               TABLE OF CONTENTS





Schedule of Investments.....................................6
Statement of Assets and Liabilities.........................7
Statement of Operations.....................................8
Statement of Changes in Net Assets..........................9
Financial Highlights...................................... 10
Notes to Financial Statements..............................11

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       WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

                            SCHEDULE OF INVESTMENTS

                          April 30, 1998 (Unaudited)

-----------------------------------------------------------------------------
                                         NUMBER OF SHARES             VALUE
-----------------------------------------------------------------------------
 COMMON STOCKS - 99.99%

 AlliedSignal Inc.                              451        $          19,759
 Aluminum Co. of America                        451                   34,952
 American Express Co.                           451                   46,002
 AT&T Corp.                                     451                   27,088
 The Boeing Co.                                 451                   22,578
 Caterpillar Inc.                               451                   25,679
 Chevron Corp.                                  451                   37,292
 The Coca-Cola Company                          451                   34,220
 E.I. du Pont de Nemours and Co.                451                   32,838
 Eastman Kodak Co.                              451                   32,557
 Exxon Corp.                                    451                   32,895
 General Electric Co.                           451                   38,391
 General Motors Corp.                           451                   30,386
 The Goodyear Tire & Rubber Co.                 451                   31,570
 Hewlett-Packard Co.                            451                   33,966
 International Business Machines Corp.          451                   52,260
 International Paper Co.                        451                   23,537
 J.P. Morgan & Co., Inc.                        451                   59,194
 Johnson & Johnson                              451                   32,190
 McDonald's Corp.                               451                   27,906
 Merck & Co., Inc.                              451                   54,345
 Minnesota Mining & Manufacturing Co.           451                   42,563
 Philip Morris Cos. Inc.                        451                   16,828
 The Proctor & Gamble Co.                       451                   37,067
 Sears, Roebuck and Co.                         451                   26,750
 Travelers Group Inc.                           451                   27,596
 Union Carbide Corp.                            451                   21,873
 United Technologies Corp.                      451                   44,395
 Wal-Mart Stores, Inc.                          451                   22,804
 The Walt Disney Co.                            451                   56,065
                                                           -----------------
 TOTAL COMMON STOCKS (cost $ 995,719) - 99.95%                     1,025,546

 OTHER (cost $ 457)-0.04%

 Diamonds(SM) Trust, Series 1                     5                      454
                                                           -----------------

 TOTAL INVESTMENTS-99.99%                                          1,026,000

 ASSETS AND LIABILITIES, NET - 0.01%                                     117
                                                           -----------------

 NET ASSETS - 100.0%                                       $       1,026,117
                                                           =================


            PLEASE SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30,1998 (Unaudited)

ASSETS

Investments in securities, at value (cost $996,176)          $        1,026,000
Dividends receivable                                                        455
Due from Investment Manager (Note 3)                                      2,372
                                                             ------------------
    TOTAL ASSETS                                                      1,028,827

LIABILITIES
Bank overdraft                                                              135
Accrued expenses and other liabilities                                    2,575
                                                             ------------------
   TOTAL LIABILITIES                                                      2,710

NET ASSETS                                                   $        1,026,117
                                                             ==================
Net assets consist of:
Paid-in capital                                              $          996,293
Net unrealized appreciation on investments                               29,824
                                                             ------------------
Net assets, at value                                                  1,026,117
                                                             ==================

Shares outstanding ($.0001 par value
common stock, 10 billion shares authorized)                             113,215
                                                             ==================

Net asset value, redemption price and
offering price per share (Note 2)                            $             9.06
                                                             ==================

            PLEASE SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

                            STATEMENT OF OPERATIONS

               For the Period Ended April 30, 1998* (Unaudited)

 INVESTMENT INCOME

    Dividend income                                        $              455
    Interest income                                                       302
                                                           ------------------
    Total Investment Income                                               757
                                                           ------------------
 EXPENSES

    Shareholder servicing fees                                            203
    Investment management fees                                             81
    Transfer agent fees                                                    41
    Professional fees                                                   1,600
    Custody fees                                                          300
    Registration fees                                                     300
    Other expenses                                                        375
                                                           ------------------
    TOTAL EXPENSES                                                      2,900

Fees waived / expenses reimbursed by the
Investment Manager and its affiliates
(Note 3)                                                               (2,697)
                                                           ------------------
    NET EXPENSES                                                          203
                                                           ------------------
    NET INVESTMENT INCOME                                                 554
                                                           ------------------
    NET UNREALIZED APPRECIATION ON INVESTMENTS                         29,824
                                                           ------------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS             $           30,378
                                                           ==================

* The Fund commenced operations on March 31, 1998.

            PLEASE SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

                      STATEMENT OF CHANGES IN NET ASSETS

                   Period Ended April 30, 1998* (Unaudited)

 OPERATIONS:

    Net investment income                                   $              554
    Net change in unrealized appreciation
     on investments                                                     29,824
                                                            ------------------
    Net increase in net assets from operations                          30,378
                                                            ------------------

 DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                           (554)
                                                            ------------------
 CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                          995,739
    Reinvestment of dividends                                              554
                                                            ------------------
 Net increase in net assets from capital
 share transactions                                                    996,293
                                                            ------------------

 TOTAL INCREASE IN NET ASSETS                                        1,026,117

 NET ASSETS:
 Beginning of period                                                      ----
                                                            ------------------
 End of period                                               $       1,026,117
                                                            ==================
 CAPITAL STOCK TRANSACTIONS:
    Shares sold                                                        113,153
    Shares issued for dividends reinvested                                  62
                                                            ------------------
 Net increase in shares outstanding                                    113,215
    Beginning of period                                                   ----
                                                            ------------------
    End of period                                                      113,215
                                                            ==================

 * The Fund commenced operations on March 31, 1998.

            PLEASE SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

                             FINANCIAL HIGHLIGHTS

                For the Period Ended April 30, 1998* (Unaudited)

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been derived from the Fund's financial statements.

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period                      $             8.78

INVESTMENT OPERATIONS
   Net investment income                                                   0.01
   Net unrealized gains on investments                                     0.28
                                                             ------------------
   TOTAL INVESTMENT OPERATIONS                                             0.29

   Distributions from net investment income                              (0.01)
                                                             ------------------
   Net asset value, end of period                            $             9.06
                                                             ==================

RATIOS
   Ratio of net expenses to average net assets **                     0.25% (A)
   Ratio of net investment income to average net assets**             0.66% (A)
   Decrease reflected in above expense ratio due to
    waivers/reimbursements by the Investment Manager
    and its affiliates (Note 3)                                       3.30% (A)

SUPPLEMENTAL DATA

   Average commission rate paid (Note 3)                     $             0.00
   Portfolio turnover rate                                                   0%
   Total investment return (B)                                            3.25%

   Net assets, end of period                                 $        1,026,117
                                                             ==================

 *  The Fund commenced operations on March 31, 1998.
 ** The average net assets for the period was $990,016.
 (A)Annualized.
 (B)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

            PLEASE SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

          NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1998 (UNAUDITED)

NOTE 1 - ORGANIZATION
Waterhouse Investors Family of Funds, Inc. (the "Company") was organized as a Maryland corporation on August 16, 1995. On December 18, 1997, Waterhouse Investors Cash Management Fund, Inc. changed its name to Waterhouse Investors Family of Funds, Inc. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act"), and the Securities Act of 1933, as amended. The Company currently has four investment portfolios: the Waterhouse Investors Dow Jones Industrial Average Index Fund (the "Fund"), the Money Market Portfolio, the U.S. Government Portfolio, and the Municipal Portfolio (the "Portfolios"). The assets of each Portfolio are segregated and accounted for separately. The investment objective of the Fund is to seek to track the total return of the Dow Jones Industrial Average(SM) before Fund expenses. The Fund commenced operations on March 31, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Fund's significant accounting policies:

Share Valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Funds assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Securities Valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase Agreements -- The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Investment Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

Investment Income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders -- Dividends arising from net investment income, if any, are declared daily and paid monthly. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Securities Transactions -- Securities transactions are accounted for on the trade date. Realized gain and loss from securities transactions are recorded on a specific identification basis.

Expenses -- Expenses directly attributable to the Fund are charged to the Fund's operations. Expenses which are applicable to the Fund and Portfolios of the Company are allocated on a pro rata basis.

Use of Estimates -- The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

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        WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

    NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1998 (UNAUDITED)

                                 (CONTINUED)

Federal income Taxes -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gain (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NOTE 3 -- INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES OF THE INVESTMENT MANAGER
Under the terms of an Investment Management Agreement with Waterhouse Asset Management, Inc. (the "Investment Manager"), an indirect wholly owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to the Fund, the Fund pays the Investment Manager an annual investment management fee, equal to .20 of 1% of the average daily net assets of the Fund. The Investment Manager currently intends to limit the total operating expenses of the Fund to .25 of 1% of its average daily net assets; accordingly, for the period ended April 30, 1998 the Investment Manager voluntarily waived its entire investment management fee of $81 and reimbursed the Fund for $2,372 of other operating expenses.

Waterhouse Securities, Inc. ("Waterhouse Securities"), an affiliate of the Investment Manager, has been retained under an Administration Agreement to perform certain administrative services for the Fund. For the administrative services rendered to the Fund, the Investment Manager (not the Fund) pays Waterhouse Securities a monthly fee at an annual rate of .10 of 1% of the Fund's average daily net assets.

Waterhouse Securities has been retained under a Shareholder Services Agreement to perform certain shareholder services necessary for the operation of the Fund. The shareholder service plan adopted by the Fund provides that the Fund pay Waterhouse Securities, a monthly fee at an annual rate of up to .25 of 1% of average daily net assets. For the period ended April 30, 1998, Waterhouse Securities voluntarily waived $203 of its shareholder servicing fee for the Fund.

The Fund has entered into a Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp. (the "Transfer Agent"), an affiliate of the Investment Manager, to perform transfer and dividend disbursing agency-related services. For such services, the Fund pays the Transfer Agent a monthly fee at an annual rate of .05 of 1% of average daily net assets. For the period ended April 30, 1998, the Transfer Agent voluntarily waived $41 of its transfer agent fee for the Fund.

Each Director who is not an "interested person" ("disinterested Director") as defined in the Act receives from the Company a base annual retainer of $12,000, payable quarterly. Each disinterested Director who serves on the Board of Directors of the "Fund Complex" (which includes the Company and National Investors Cash Management Fund, Inc.) receives a supplemental annual retainer of $5,000, payable quarterly. Additionally, each disinterested Director of the Company receives from the Company a fee of $2,000 for each meeting attended. In the event that meetings of the Fund Complex are held on the same day or concurrently, such meeting is considered a single meeting and the meeting fee is paid by the Fund Complex.

Waterhouse Securities absorbed all organizational expenses of the Fund.

The Fund placed all of its portfolio transactions with Waterhouse Securities. There were no commissions paid to Waterhouse Securities for the period.

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        WATERHOUSE INVESTORS DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

          NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1998 (UNAUDITED)

                                  (CONTINUED)

NOTE 4 -- INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $996,176 and $0 respectively, for the period ended April 30, 1998.

At April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $29,824, consisting of $46,679 gross unrealized appreciation and $16,855 gross unrealized depreciation.

NOTE 5 -- FEDERAL TAX INFORMATION
As requested by Federal regulations, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid, (if any), for the 1998 calendar year early in 1999.

                          WATERHOUSE SECURITIES, INC.
              Where Investors Who Expect Value Feel Right At Home

                     Member New York Stock Exchange o SPIC
            National Headquarters o 100 Wall Street o New York, NY
                         Over 125 Branches Nationwide


                    [TD WATERHOUSE SECURITIES, INC. LOGO]
  TD WATERHOUSE SECURITIES, INC. IS A SUBSIDIARY OF THE TORONTO-DOMINION BANK